                                                                     EXHIBIT 4.5



                             REGISTRATION AGREEMENT


               THIS AGREEMENT is made as of July 24, 2000, among L90, Inc., a Delaware corporation (the "Company"), and Prime Ventures, LLC, a Delaware limited liability company ("Prime"), and each other Person whose name appears on the signature pages hereof (collectively with Prime, the "Investors").

               The Company and webMillion.com, Inc., an Idaho corporation ("webMillion"), among others, are parties to a certain Agreement and Plan of Merger dated July 7, 2000 (the "Merger Agreement"). The Investors were shareholders of webMillion. In order to induce webMillion to enter into the Merger Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Merger Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 7 hereof.

               The parties hereto agree as follows:

               1. Demand Registration.

                  (a) Request for Registration. Subject to the other provisions herein, at any time after February 1, 2001, the holders of at least a majority of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 (a "Short-Form Registration"). The holders of Registrable Securities shall be entitled to request one (1) Short-Form Registration for which the Company shall pay all Registration Expenses, as defined in Section 3 hereof; provided, however, that the number of shares of Registrable Securities requested to be so registered must be at least 100,000 and the aggregate offering value of such Registrable Securities requested to be registered in such Short-Form Registration must equal at least $1,500,000. The request for a Short-Form Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                  (b) Restrictions on Short-Form Registration. The Company may postpone for up to 120 days the filing or the effectiveness of a registration statement for the Short-Form Registration if the Company's board of directors determines in its reasonable good faith judgment that such Short-Form Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Short-Form Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Short-Form Registration shall not count as the permitted Short-Form Registration hereunder and the Company shall pay all Registration Expenses in connection with such registration.

The Company may delay the Short-Form Registration hereunder only once in any twelve-month period.

                  (c) Volume Limitations. Notwithstanding that Registrable Securities have been included in the Short Form Registration, the Investors agree that, from the date of effectiveness of the Short-Form Registration, and so long as it remains effective pursuant to the terms hereof, the Investors, in the aggregate, shall not sell more than 160,000 Registrable Securities during any contiguous 30-day period. The Investors hereby agree to the appointment of Prime as their representative for purposes of determining the allocation among all the Investors and agree that they shall not sell Registrable Securities pursuant to the Short Form Registration in excess of the amounts so allocated to each such Investor. The Investors agree that, in addition to whatever additional remedies the Company and the Investors may have for a breach of an Investor's covenants in this Section 1(c), the Company may notify the holders of Registrable Securities that subsequent sales pursuant to the Short-Form Registration are suspended, and the Investors agree to abide by such notice, pending further written notice from the Company, when the Company has reasonably determined in good faith that additional sales are allowed in accordance with the terms hereof, in light of the prior breach of this Section 1(c), which shall be when the sale of Registrable Securities in violation of this Section 1(c) would otherwise have been permitted under the first two sentences of this
Section 1(c), unless the Company in good faith determines, and so notifies the holders of Registrable Securities, that such sale of Registrable Securities at such point in time will materially adversely affect the market for the Company's Common Stock.

               2. Company Registration.

                  (a) Notice of Registration. If at any time after February 1, 2001, the Company shall determine to register any of its securities, either for its own account (but only to the extent other holders of the Company's securities contractually entitled to do so elect to include any such securities in such registration) or for the account of a security holder or holders exercising their respective demand registration rights, in any such cases, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, the Company will:

                      (i) Promptly give to each holder of Registrable Securities written notice thereof; and

                      (ii) Include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company by any holder of Registrable Securities, but, in the event such registration does not involve an underwriting, only to the extent that such inclusion, in the discretion of the Company's Board of Directors, will not (A) jeopardize the offering, or (B) diminish the number of securities included by the Company or by holders of the Company's securities who have demanded such registration (subject to the rights of the holders of Registrable Securities, as set forth in Section 2(b)).

                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so




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

advise the holders of Registrable Securities as a part of the written notice given pursuant to Section 2(a)(i). In such event the right of any holder of Registrable Securities to registration pursuant to Section 2 shall be conditioned on such holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2(b), if the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the market of the offering, then the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all holders of Registrable Securities and the other holders distributing their securities through such underwriting and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all holders and other holders of Registrable Securities in the following order, after all securities of the Company proposed to be sold by the Company in such registration have been included:

                      (i) First, all securities held by Persons with contractual registration rights senior to those of the holders of Registrable Securities as of the date hereof shall be included to the fullest extent possible;

                      (ii) Second, all Registrable Securities requested to be included by the holders thereof, and all other securities requested to be included by the holders thereof who have contractual rights pari passu with the holders of Registrable Securities, shall be included to the fullest extent possible; if a limitation of the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all holders of Registrable Securities and such other holders of such other securities in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and such other securities held by the holders thereof at the time of the notice referred to in Section 2(a)(i);

                      (iii) Third, if the underwriters determine additional securities may be included, such additional securities shall be included in the order of the contractual registration rights among the holders thereof.

If any holder of Registrable Securities or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto.

                  (c) The holders of Registrable Securities shall be entitled to include Registrable Securities on not more than two registrations pursuant to this Section 2.

               3. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this




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

Agreement, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company shall as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities, either on Form S-3 if such request is pursuant to Section 1, or on any form selected by the Company in all other cases;

                  (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;




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

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                  (i) make available for inspection by any seller or Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (k) permit any holder of Registrable Securities which holder, in its reasonable judgment (upon the advice of its counsel), might be deemed to be an underwriter of a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

                  (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order.

               4. Registration Expenses.

                  (a) All expenses incident to the Company's performance of, or compliance with, this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions which shall be borne pro rata by the holders of Registrable Securities included in such registration) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), including, without limitation, the Company's internal expenses (which shall include, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on




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

which similar securities issued by the Company are then listed or on the NASD automated quotation system, shall be borne by the Company (except as provided below in Section 4(b)).

                  (b) In connection with the Short-Form Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees (not exceeding $15,000 for such registration) and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

                  (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

               5. Indemnification.

                  (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors, any underwriter (as defined in the Securities Act) for any such holder, and each Person who controls (within the meaning of the Securities Act) such holder or underwriter against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, but only to the extent that such untrue statement or omission occurs in reliance upon and in conformity with written information or affidavit so furnished by such holder expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this
Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 5(b) exceed the net proceeds from the offering actually received by such holder.

                  (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

               6. Reports Under Exchange Act. With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permits a holder of Registrable Securities to sell securities of the Company to the public without registration generally or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                  (b) use all reasonable commercial efforts, including voluntarily registering its Common Stock under Section 12 of the Exchange Act, to qualify for registration on Form S-3 for the sale of their Registrable Securities as soon as it becomes eligible to file such resale registration statement;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish to any holder of Registrable Securities, so long as such holder owns any Registrable Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual and/or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any holder of Registrable Securities of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

               7. Definitions.

                  (a) "Registrable Securities" means (i) any Common Stock issued to the Investors pursuant to the Merger Agreement and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been (i) distributed to the public pursuant to a offering registered under the Securities Act, (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or (iii) in the case of securities held by the Investor, distributed by the Investor to its members and the Investor, at its option in connection with such distribution, has notified the Company in writing of its election to terminate the status of such securities as Registrable Securities. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

                  (b) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Merger Agreement.

               8. Miscellaneous.

                  (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

                  (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least a majority of the Registrable Securities.

                  (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (h) Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

                  (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Investor or the Company, as applicable, at the address indicated below:

                  (j) demands and other communications shall be sent to the Investors at their respective addresses set forth on the signature pages hereof, or to the Company at the address indicated below:

                     Company:          L90, Inc.
                                       2020 Santa Monica Blvd.
                                       Suite 400
                                       Santa Monica, CA 90404
                                       Attn:  Chief Financial Officer


                                    * * * * *


               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                            COMPANY:

                                            L90, INC.



                                            By: ________________________________
                                                   Name:
                                                   Title:



                                            INVESTORS:

                                            Prime Ventures, LLC



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________


                                            [Signatures continued on next page]

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                                            David Hou



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            WebMillion Participation Partners



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            Randall Kaplan Living Trust



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________

                                            Four Corner Capital



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            Farid Tabibzadeh



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            Doug Dohring



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________

                                            Shahab Emrani



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            Majid Tabibzadeh



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            Dennis Alevizon



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________

                                            Sarah Alevizon



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            Rober Hernandez



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            David Lee



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________

                                            Rick Alexander



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            Richard Papreck



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            Linda Britton



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________

                                            Jeffery D. Wile



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            Brent N. Carney



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            Timothy P. Doyle



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________

                                            Michael Swanson



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            Brian Ross



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________



                                            Michael Alevizon



                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________